Other Non-Current Assets (Tables)	12 Months Ended
Dec. 31, 2024
Other Non-Current Assets [Abstract]
Schedule of Other Non Current Assets

Other non-current assets consist of the following:

	As of December 31,
	2023	2024
	RMB	RMB
Equity investments without readily determinable fair value (Note 2(j))	31,892	26,492
Long-term hybrid instrument (Note 2(j))	125,000	125,000
Amount due from a third party (i)	30,359	31,709
Contingent considerations (Note 3)	13,461	17,549
Receivables from certain shareholders as guarantee deposit due to business combinations	33,373	33,373
Others	4,597	1,644
Less: Allowance for current expected credit losses	(2,930)	(4,032)
	235,752	231,735

(i)	Amount represented a term-loan (matures in September 2028) to a third party of RMB30,000 and corresponding interest receivable RMB1,709 as of December 31, 2024. The loan bears interest rate 4.5% per annum and is guaranteed by the ultimate controlling owner of the borrower, whom is jointly liable.